SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 19, 2003


                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                           1-11860                       04-3144936
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


         1370 Dell Ave., Campbell, CA                    95008
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (408) 866-8300

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Item 5. Other Events

         On December 19, 2003, at FOCUS Enhancements, Inc. Annual Stockholder's Meeting, Bill Coldrick and Michael D'Addio were elected as directors to serve until 2006 and the Stockholders passed the following proposals:

         o An amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock from 60,000,000 to 100,000,000;

         o An amendment to the 2002 Non-Qualified Stock Option Plan increasing the number of shares of Common Stock available for grant from 1,000,000 to 2,200,000; and

         o The ratification of Deloitte & Touche, LLP as the Company's independent auditors for the year ending December 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         FOCUS ENHANCEMENTS, INC.

Date:  December 23, 2003                    BY: /s/ Gary Williams
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                                            Name:    Gary Williams
                                            Title:   Principal Financial Officer
                                                     Vice President of Finance
                                                     & CFO